EXHIBIT 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

NOT FILED PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934

          In connection with the Quarterly Report of Seitel, Inc. (the "Company") on Form 10-Q for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Fred S. Zeidman, Acting Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities
	Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial
	condition and results of operations of the Company.

Dated: November	13,	2002	/s/	Fred S. Zeidman

				Fred S. Zeidman
				Acting Chief Executive Officer